Exhibit 10.3

EXECUTION VERSION

MANAGEMENT RIGHTS AGREEMENT

THIS MANAGEMENT RIGHTS AGREEMENT (this “Agreement”), dated as of June 18, 2009, between Yayi International Inc., a Delaware company (the “Company”), and SAIF Partners III L.P., a Cayman Islands exempted limited partnership (the “Fund”).

RECITALS

WHEREAS, the Fund is required to maintain the status of a “venture capital operating company” as defined in the Department of Labor Regulations, Section 2510.3-101(d) (the “Regulations”);

WHEREAS, the Regulations require that a venture capital operating company must have direct contractual rights to participate substantially in or substantially influence the conduct of the management of its portfolio companies; and

WHEREAS, in order to induce the Fund to invest in the Company, the Company has agreed to provide such rights to the Fund;

NOW THEREFORE, the parties hereto agree that upon the Fund’s purchase of Series A Preferred Stock of the Company, the Fund will be entitled to the following contractual management rights, in addition to rights to non-public financial information, inspection rights, and other rights specifically provided to all investors in connection with the current transaction:

1.

The Fund shall be entitled to consult with and advise management of the Company on significant business issues, including management’s proposed annual and quarterly operating plans, and management will meet with the Fund within 30 days after the end of each fiscal quarter at the Company’s facilities at mutually agreeable times for such consultation and advice and to review progress in achieving said plans.

2.

The Fund may examine the books and records of the Company and any of its subsidiaries and inspect the facilities of the Company and any its subsidiaries and may request information at reasonable times and intervals concerning the general status of the Company’s financial condition and operations.

3.

This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. This Agreement may only be amended by an agreement in writing signed by each of the parties hereto.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

Yayi International Inc.,

a Delaware company

By:

/s/ Li LIU

Name:

Li LIU

Title:

Chief Executive Officer and President

Address:

c/o Tianjin Yayi Industrial Co., Ltd.,
No. 9 Xingguang Road,
Northern Industrial Park of
Zhongbei Town, Xiqing District,
Tianjin 300384, China

Fax:

+86 (22) 2798-4358

Tel:

+86 (22) 2798-4033

Attention:

Ms. Li LIU, Chief Executive Officer and President

SIGNATURE PAGE TO MANAGEMENT RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

SAIF Partners III L.P.,

a Cayman Islands exempted limited partnership

By:

/s/ Andrew Y. Yan

Name:

Andrew. Y. Yan

Title:

Authorized Signatory

For and on behalf of

SAIF Partners III L.P.

Acting by its general partner

SAIF III GP L.P.

In turn acting by its general partner

SAIF III GP Capital Ltd

Address:

SAIF Partners III L.P.

c/o Maples Corporate Services Limited

PO Box 309, Ugland House

Grand Cayman, KY1-1104

Cayman Islands

Fax:

+852 2234-9116

Tel:

+86 (10) 6563-0357

With a copy to:

SAIF Advisors Ltd.

Suites 2115-2118, Two Pacific Place

88 Queensway, Hong Kong

Attention:

Andrew. Y. Yan/Jason So

Fax:

+852 2234-9116

Tel:

+852 2918-2214

SIGNATURE PAGE TO MANAGEMENT RIGHTS AGREEMENT